Exhibit 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT

I, Harmit Singh, certify that:

1. I have reviewed this annual report on Form 10-K/A of Levi Strauss & Co.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Harmit Singh
Harmit Singh
Executive Vice President and Chief Financial Officer

Date: June 4, 2015